Statutory Prospectus Supplement dated March 22, 2011
The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Class A, B, C, R, Y and Institutional Class shares of the Fund listed below:
Invesco Van Kampen Mid Cap Growth Fund
The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
James Leach	Portfolio Manager	2011”
The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT – Portfolio Managers”:
“The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
•	James Leach, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2011. From 2005 to 2011, he was a portfolio manager with Wells Capital Management.
          More information on the portfolio manager may be found at www.invesco.com/us. The Web site is not part of the prospectus.
          The Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”